Joint Filer Information

Name: Ardsley Partners Fund II, L.P.

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement: November 22, 2013

Signature: ARDSLEY PARTNERS FUND II, L.P.

BY: Ardsley Partners I, its general partner

BY:	/s/ Steven Napoli
Name:	Steven Napoli
Title:	General Partner

Name: Ardsley Partners Institutional Fund, L.P.

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement November 22, 2013

Signature: ARDSLEY PARTNERS II, L.P.

BY: Ardsley Partners I, its general partner

BY:	/s/ Steven Napoli
Name:	Steven Napoli
Title:	General Partner

Joint Filer Information

Name: Ardsley Partners Renewable Energy Fund, L.P.

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement: November 22, 2013

Signature: ARDSLEY PARTNERS RENEWABLE ENERGY FUND, L.P.

BY: Ardsley Partners I, its general partner

BY:	/s/ Steven Napoli
Name:	Steven Napoli
Title:	General Partner

Name: Ardsley Partners I

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement: November 22, 2013

Signature: ARDSLEY PARTNERS I

BY: Ardsley Partners I, its general partner

BY:	/s/ Steven Napoli
Name:	Steven Napoli
Title:	General Partner

Name: Philip J. Hempleman, individually

Address: 262 Harbor Drive, Stamford, Connecticut 06902

Designated Filer: Ardsley Advisory Partners

Issuer & Ticker Symbol: Saba Software, Inc. (SABA)

Date of Event Requiring Statement: November 22, 2013

BY: Ardsley Partners I, its general partner

BY:	/s/ Steven Napoli*
Name:	Steven Napoli
Title:	As attorney in fact for Philip J. Hempleman

*	Evidence of Power of Attorney was filed with the Schedule 13G/A filed on February 15, 2006 (Acc-no: 0000902664-06-000895) and is incorporated by reference into this filing.